Exhibit 99.3

CONDENSED CONSOLIDATING FINANCIAL STATEMENTS (UNAUDITED)

American Homes 4 Rent, L.P. and Subsidiaries
As of September 30, 2017, and December 31, 2016, and for the
Nine Months Ended September 30, 2017 and 2016

AMERICAN HOMES 4 RENT, L.P. AND SUBSIDIARIES

Condensed Consolidating Financial Statements (Unaudited)

American Homes 4 Rent is the general partner of American Homes 4 Rent, L.P., which collectively with its consolidated subsidiaries is referred to as the Operating Partnership. Pursuant to Rule 3-10 of Regulation S-X, the following condensed consolidating financial information is provided for the Operating Partnership, including American Homes 4 Rent, L.P. (the “Parent Company”), American Residential Properties OP, L.P (the “Guarantor Subsidiary”), which is a 100% owned subsidiary of the Parent Company, and the Combined Non-Guarantor Subsidiaries. This summarized financial information may not necessarily be indicative of the results of operations or financial position had the Parent Company, the Guarantor Subsidiary or the Combined Non-Guarantor Subsidiaries operated as independent entities. In addition, the Operating Partnership acquired the Guarantor Subsidiary on February 29, 2016. Accordingly, the information presented for the Guarantor Subsidiary does not reflect a full period of operating results for 2016. All intercompany balances and transactions between the Parent Company, the Guarantor Subsidiary and the Non-Guarantor Subsidiaries have been eliminated as shown in the “Consolidating Adjustments” column. All assets and liabilities have been allocated to the Parent Company, the Guarantor Subsidiary and the Combined Non-Guarantor Subsidiaries based on legal entity ownership.

American Homes 4 Rent, L.P. and Subsidiaries
Condensed Consolidating Balance Sheets
(Amounts in thousands)

	As of September 30, 2017
	American Homes 4 Rent, L.P. (Parent Company)	American Residential Properties OP, L.P. (Guarantor Subsidiary)	Combined Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated Total
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Assets
Single-family properties, net	$—	$3,113	$7,799,386	$—	$7,802,499
Cash and cash equivalents	196,632	—	46,915	—	243,547
Restricted cash	—	39	119,535	—	119,574
Rent and other receivables, net	15	519	34,895	—	35,429
Intercompany receivables	142,269	—	—	(142,269)	—
Escrow deposits, prepaid expenses and other assets, including due from affiliates	59,063	167	115,802	—	175,032
Investments in subsidiaries	5,572,743	113,932	—	(5,686,675)	—
Deferred costs and other intangibles, net	10,387	—	3,129	—	13,516
Goodwill	120,279	—	—	—	120,279
Total assets	$6,101,388	$117,770	$8,119,662	$(5,828,944)	$8,509,876

Liabilities
Revolving credit facility	$—	$—	$—	$—	$—
Term loan facility, net	197,913	—	—	—	197,913
Asset-backed securitizations, net	—	—	1,981,444	—	1,981,444
Exchangeable senior notes, net	—	110,771	—	—	110,771
Secured note payable	—	—	49,107	—	49,107
Accounts payable and accrued expenses	2,067	3,816	257,862	—	263,745
Intercompany payables	—	7,921	134,348	(142,269)	—
Participating preferred units derivative liability	68,469	—	—	—	68,469
Total liabilities	268,449	122,508	2,422,761	(142,269)	2,671,449

Capital
Partners' capital:
General partner:
Common units	4,001,125	(4,738)	5,698,383	(5,686,675)	4,008,095
Preferred units	1,095,494	—	—	—	1,095,494
Limited partner:
Common units	736,320	—	—	—	736,320
Total partners' capital:	5,832,939	(4,738)	5,698,383	(5,686,675)	5,839,909

Noncontrolling interest	—	—	(1,482)	—	(1,482)
Total capital	5,832,939	(4,738)	5,696,901	(5,686,675)	5,838,427

Total liabilities and capital	$6,101,388	$117,770	$8,119,662	$(5,828,944)	$8,509,876

American Homes 4 Rent, L.P. and Subsidiaries
Condensed Consolidating Balance Sheets (continued)
(Amounts in thousands)

	As of December 31, 2016
	American Homes 4 Rent, L.P. (Parent Company)	American Residential Properties OP, L.P. (Guarantor Subsidiary)	Combined Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated Total
Assets
Single-family properties, net	$—	$4,838	$7,543,018	$—	$7,547,856
Cash and cash equivalents	76,913	—	41,886	—	118,799
Restricted cash	—	62	131,380	—	131,442
Rent and other receivables, net	131	144	17,343	—	17,618
Intercompany receivables	133,808	—	—	(133,808)	—
Escrow deposits, prepaid expenses and other assets, including due from affiliates	57,543	170	101,547	—	159,260
Investments in subsidiaries	4,928,974	116,242	—	(5,045,216)	—
Deferred costs and other intangibles, net	7,724	3	4,229	—	11,956
Goodwill	120,279	—	—	—	120,279
Total assets	$5,325,372	$121,459	$7,839,403	$(5,179,024)	$8,107,210

Liabilities
Revolving credit facility	$—	$—	$—	$—	$—
Term loan facility, net	321,735	—	—	—	321,735
Asset-backed securitizations, net	—	—	2,442,863	—	2,442,863
Exchangeable senior notes, net	—	108,148	—	—	108,148
Secured note payable	—	—	49,828	—	49,828
Accounts payable and accrued expenses	1,715	3,708	171,783	—	177,206
Intercompany payables	—	8,393	125,415	(133,808)	—
Participating preferred units derivative liability	69,810	—	—	—	69,810
Total liabilities	393,260	120,249	2,789,889	(133,808)	3,169,590

Capital
Partners' capital:
General partner:
Common units	3,351,022	1,210	5,050,976	(5,045,216)	3,357,992
Preferred units	834,849	—	—	—	834,849
Limited partner:
Common units	746,174	—	—	—	746,174
Accumulated other comprehensive income	67	—	28	—	95
Total partners' capital:	4,932,112	1,210	5,051,004	(5,045,216)	4,939,110

Noncontrolling interest	—	—	(1,490)	—	(1,490)
Total capital	4,932,112	1,210	5,049,514	(5,045,216)	4,937,620

Total liabilities and capital	$5,325,372	$121,459	$7,839,403	$(5,179,024)	$8,107,210

American Homes 4 Rent, L.P. and Subsidiaries
Condensed Consolidating Statements of Operations
(Amounts in thousands)
(Unaudited)

	For the Nine Months Ended September 30, 2017
	American Homes 4 Rent, L.P. (Parent Company)	American Residential Properties OP, L.P. (Guarantor Subsidiary)	Combined Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated Total
Revenues:
Rents from single-family properties	$—	$214	$613,031	$—	$613,245
Fees from single-family properties	—	2	8,135	—	8,137
Tenant charge-backs	—	17	91,832	—	91,849
Other	1,029	—	3,338	—	4,367
Total revenues	1,029	233	716,336	—	717,598

Expenses:
Property operating expenses	—	129	267,074	—	267,203
Property management expenses	—	14	52,353	—	52,367
General and administrative expense	15,184	2	11,560	—	26,746
Interest expense	9,005	5,427	72,441	—	86,873
Acquisition fees and costs expensed	358	—	3,456	—	3,814
Depreciation and amortization	1,147	8	220,304	—	221,459
Hurricane-related charges, net	—	—	10,136	—	10,136
Other	290	111	3,801	—	4,202
Total expenses	25,984	5,691	641,125	—	672,800

Intercompany income	190	—	413	(603)	—
Intercompany expenses	(413)	—	(190)	603	—
Gain (loss) on sale of single-family properties and other, net	3,031	(490)	3,834	—	6,375
Loss on early extinguishment of debt	—	—	(6,555)	—	(6,555)
Remeasurement of participating preferred units	1,341	—	—	—	1,341
Equity in income of subsidiaries	66,757	27,143	—	(93,900)	—

Net income (loss)	45,951	21,195	72,713	(93,900)	45,959

Noncontrolling interest	—	—	8	—	8
Preferred distributions	46,122	—	—	—	46,122

Net (loss) income attributable to common unitholders	$(171)	$21,195	$72,705	$(93,900)	$(171)

American Homes 4 Rent, L.P. and Subsidiaries
Condensed Consolidating Statements of Operations (continued)
(Amounts in thousands, except unit and per unit data)
(Unaudited)

	For the Nine Months Ended September 30, 2016
	American Homes 4 Rent, L.P. (Parent Company)	American Residential Properties OP, L.P. (Guarantor Subsidiary)	Combined Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated Total
Revenues:
Rents from single-family properties	$—	$314	$558,309	$—	$558,623
Fees from single-family properties	—	3	7,816	—	7,819
Tenant charge-backs	—	11	72,066	—	72,077
Other	239	—	12,572	—	12,811
Total revenues	239	328	650,763	—	651,330

Expenses:
Property operating expenses	—	122	238,865	—	238,987
Property management expenses	—	19	53,158	—	53,177
General and administrative expense	14,888	24	9,632	—	24,544
Interest expense	8,184	4,136	86,989	—	99,309
Acquisition fees and costs expensed	6,283	—	4,616	—	10,899
Depreciation and amortization	851	98	223,564	—	224,513
Other	37	60	6,385	—	6,482
Total expenses	30,243	4,459	623,209	—	657,911

Intercompany income	336	—	—	(336)	—
Intercompany expenses	—	—	(336)	336	—
Gain on sale of single-family properties and other, net	—	—	12,574	—	12,574
Loss on early extinguishment of debt	(2,724)	—	(10,684)	—	(13,408)
Gain on conversion of Series E units	11,463	—	—	—	11,463
Remeasurement of participating preferred units	(2,940)	—	—	—	(2,940)
Equity in income (loss) of subsidiaries	25,423	(6,079)	—	(19,344)	—

Net income (loss)	1,554	(10,210)	29,108	(19,344)	1,108

Noncontrolling interest	—	—	(446)	—	(446)
Preferred distributions	26,650	—	—	—	26,650
Income allocated to Series C and D limited partners	16,478	—	—	—	16,478

Net (loss) income attributable to common unitholders	$(41,574)	$(10,210)	$29,554	$(19,344)	$(41,574)

American Homes 4 Rent, L.P. and Subsidiaries
Condensed Consolidating Statements of Comprehensive Income (Loss)
(Amounts in thousands)
(Unaudited)

	For the Nine Months Ended September 30, 2017
	American Homes 4 Rent, L.P. (Parent Company)	American Residential Properties OP, L.P. (Guarantor Subsidiary)	Combined Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated Total
Net income (loss)	$45,951	$21,195	$72,713	$(93,900)	$45,959
Other comprehensive loss:
Unrealized gain on interest rate cap agreement:
Reclassification adjustment for amortization of interest expense included in net income (loss)	—	—	(28)	—	(28)
Unrealized gain on investment in equity securities:
Reclassification adjustment for realized gain included in net income (loss)	(67)	—	—	—	(67)
Other comprehensive loss	(67)	—	(28)	—	(95)
Comprehensive income (loss)	45,884	21,195	72,685	(93,900)	45,864
Comprehensive income attributable to noncontrolling interests	—	—	8	—	8
Preferred distributions	46,122	—	—	—	46,122
Comprehensive (loss) income attributable to common unitholders	$(238)	$21,195	$72,677	$(93,900)	$(266)

	For the Nine Months Ended September 30, 2016
	American Homes 4 Rent, L.P. (Parent Company)	American Residential Properties OP, L.P. (Guarantor Subsidiary)	Combined Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated Total
Net income (loss)	$1,554	$(10,210)	$29,108	$(19,344)	$1,108
Other comprehensive income:
Unrealized gain on interest rate cap agreement:
Reclassification adjustment for amortization of interest expense included in net income (loss)	—	—	130	—	130
Other comprehensive income	—	—	130	—	130
Comprehensive income (loss)	1,554	(10,210)	29,238	(19,344)	1,238
Comprehensive loss attributable to noncontrolling interests	—	—	(446)	—	(446)
Preferred distributions	26,650	—	—	—	26,650
Income allocated to Series C and D limited partners	16,478	—	—	—	16,478
Comprehensive (loss) income attributable to common unitholders	$(41,574)	$(10,210)	$29,684	$(19,344)	$(41,444)

American Homes 4 Rent, L.P. and Subsidiaries
Condensed Consolidating Statements of Cash Flows
(Amounts in thousands)
(Unaudited)

	For the Nine Months Ended September 30, 2017
	American Homes 4 Rent, L.P. (Parent Company)	American Residential Properties OP, L.P. (Guarantor Subsidiary)	Combined Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated Total
Operating activities
Net cash (used for) provided by operating activities	$(45,914)	$(3,563)	$398,852	$—	$349,375

Investing activities
Cash paid for single-family properties	—	—	(462,875)	—	(462,875)
Change in escrow deposits for purchase of single-family properties	—	—	(2,710)	—	(2,710)
Net proceeds received from sales of single-family properties and other	14,265	2,821	51,532	—	68,618
Collections from mortgage financing receivables	—	—	83	—	83
Distributions from unconsolidated joint ventures	680	—	5,301	—	5,981
Collections from intercompany notes	9,507	—	—	(9,507)	—
Investments in subsidiaries	(575,754)	29,453	—	546,301	—
Renovations to single-family properties	—	(1,591)	(29,617)	—	(31,208)
Other capital expenditures for single-family properties	—	—	(26,725)	—	(26,725)
Other purchases of productive assets	(6,657)	—	(31,403)	—	(38,060)
Net cash (used for) provided by investing activities	(557,959)	30,683	(496,414)	536,794	(486,896)

Financing activities
Proceeds from issuance of Class A common units	694,765	—	—	—	694,765
Payments of Class A common unit issuance costs	(10,444)	—	—	—	(10,444)
Proceeds from issuance of perpetual preferred units	270,000	—	—	—	270,000
Payments of perpetual preferred unit issuance costs	(9,229)	—	—	—	(9,229)
Proceeds from exercise of stock options	988	—	—	—	988
Redemptions of Class A units	(169)	—	—	—	(169)
Payments on asset-backed securitizations	—	—	(472,470)	—	(472,470)
Proceeds from revolving credit facility	62,000	—	—	—	62,000
Payments on revolving credit facility	(112,000)	—	—	—	(112,000)
Proceeds from term loan facility	25,000	—	—	—	25,000
Payments on term loan facility	(100,000)	—	—	—	(100,000)
Payments on secured note payable	—	—	(721)	—	(721)
Payments on intercompany notes borrowed	—	—	(9,507)	9,507	—
Intercompany financing and distributions to parent	—	(27,143)	573,444	(546,301)	—
Distributions to common unitholders	(47,223)	—	—	—	(47,223)
Distributions to preferred unitholders	(46,122)	—	—	—	(46,122)
Deferred financing costs paid	(3,974)	—	—	—	(3,974)
Net cash provided by (used for) financing activities	723,592	(27,143)	90,746	(536,794)	250,401

Net increase (decrease) in cash, cash equivalents and restricted cash	119,719	(23)	(6,816)	—	112,880
Cash, cash equivalents and restricted cash, beginning of period	76,913	62	173,266	—	250,241
Cash, cash equivalents and restricted cash, end of period	$196,632	$39	$166,450	$—	$363,121

Supplemental cash flow information
Cash payments for interest, net of amounts capitalized	$(7,235)	$(2,803)	$(67,926)	$—	$(77,964)

Supplemental schedule of noncash investing and financing activities
Accounts payable and accrued expenses related to property acquisitions and renovations	$—	$12	$7,139	$—	$7,151
Transfer of term loan borrowings to revolving credit facility	$50,000	$—	$—	$—	$50,000
Transfer of deferred financing costs from term loan to revolving credit facility	$1,524	$—	$—	$—	$1,524
Transfers of completed homebuilding deliveries to properties	$—	$—	$3,010	$—	$3,010
Note receivable related to a bulk sale of properties, net of discount	$5,635	$—	$—	$—	$5,635

American Homes 4 Rent, L.P. and Subsidiaries
Condensed Consolidating Statements of Cash Flows (continued)
(Amounts in thousands)
(Unaudited)

	For the Nine Months Ended September 30, 2016
	American Homes 4 Rent, L.P. (Parent Company)	American Residential Properties OP, L.P. (Guarantor Subsidiary)	Combined Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated Total
Operating activities
Net cash (used for) provided by operating activities	$(161,897)	$6,925	$409,952	$—	$254,980

Investing activities
Cash paid for single-family properties	—	—	(187,886)	—	(187,886)
Change in escrow deposits for purchase of single-family properties	—	—	(821)	—	(821)
Cash acquired in ARPI merger	—	3,317	21,703	—	25,020
Payoff of credit facility in connection with ARPI merger	(350,000)	—	—	—	(350,000)
Net proceeds received from sales of single-family properties and other	—	—	71,894	—	71,894
Net proceeds received from sales of non-performing loans	—	—	44,538	—	44,538
Purchase of commercial office buildings	(20,056)	—	(7,049)	—	(27,105)
Collections from mortgage financing receivables	—	—	17,687	—	17,687
Distributions from unconsolidated joint ventures	6,400	—	—	—	6,400
Collections from intercompany notes	19,092	—	—	(19,092)	—
Investments in subsidiaries	(71,398)	(15,242)	—	86,640	—
Renovations to single-family properties	—	(28)	(21,682)	—	(21,710)
Other capital expenditures for single-family properties	—	—	(22,026)	—	(22,026)
Net cash (used for) provided by investing activities	(415,962)	(11,953)	(83,642)	67,548	(444,009)

Financing activities
Proceeds from issuance of perpetual preferred units	498,750	—	—	—	498,750
Payments of perpetual preferred unit issuance costs	(15,922)	—	—	—	(15,922)
Proceeds from exercise of stock options	2,777	—	—	—	2,777
Repurchase of Class A common units	(96,098)	—	—	—	(96,098)
Redemptions of Class A units	(399)	—	—	—	(399)
Payments on asset-backed securitizations	—	—	(374,031)	—	(374,031)
Proceeds from revolving credit facilities	951,000	—	—	—	951,000
Payments on revolving credit facilities	(876,000)	—	—	—	(876,000)
Proceeds from term loan facility	250,000	—	—	—	250,000
Payments on secured note payable	—	—	(687)	—	(687)
Payments on intercompany notes borrowed	—	—	(19,092)	19,092	—
Intercompany financing and distributions to parent	—	6,079	80,561	(86,640)	—
Distributions to noncontrolling interests	—	—	(230)	—	(230)
Distributions to common unitholders	(43,493)	—	—	—	(43,493)
Distributions to preferred unitholders	(26,650)	—	—	—	(26,650)
Distributions to Series D convertible unitholders	(856)	—	—	—	(856)
Deferred financing costs paid	(10,385)	—	(40)	—	(10,425)
Net cash provided by (used for) financing activities	632,724	6,079	(313,519)	(67,548)	257,736

Net increase in cash, cash equivalents and restricted cash	54,865	1,051	12,791	—	68,707
Cash, cash equivalents and restricted cash, beginning of period	11,268	—	157,700	—	168,968
Cash, cash equivalents and restricted cash, end of period	$66,133	$1,051	$170,491	$—	$237,675

Supplemental cash flow information
Cash payments for interest, net of amounts capitalized	$(6,244)	$(2,180)	$(79,283)	$—	$(87,707)

Supplemental schedule of noncash investing and financing activities
Accounts payable and accrued expenses related to property acquisitions and renovations	$—	$11	$(237)	$—	$(226)

Merger with ARPI
Single-family properties	$—	$5,898	$1,271,355	$—	$1,277,253
Rent and other receivables, net	$—	$50	$793	$—	$843
Escrow deposits, prepaid expenses and other assets	$—	$666	$34,468	$—	$35,134
Deferred costs and other intangibles, net	$—	$109	$22,587	$—	$22,696
Asset-backed securitization	$—	$—	$(329,703)	$—	$(329,703)
Exchangeable senior notes, net	$—	$(112,298)	$—	$—	$(112,298)
Accounts payable and accrued expenses	$(8,660)	$(4,475)	$(25,350)	$—	$(38,485)
Class A common units issued	$(530,460)	$—	$—	$—	$(530,460)